UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2005

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                        001-16133           06-1245881
 (State or other jurisdiction of    (Commission File Number)   (IRS Employer
           incorporation)                                    Identification No.)


                 1100 Summer Street, Stamford, Connecticut 06905
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

     Following the expiration at the close of business on September 9, 2005 of the offer by Delcath Systems, Inc. (the "Company") to exchange on a one for one basis the Redeemable Common Stock Purchase Warrants that it issued in connection with its initial public offering in 2000 (the "2000 Warrants") for its 2005 Redeemable Common Stock Purchase Warrants - Series A (the "Exchange Warrants"), 989,554 Exchange Warrants were issued. The 2000 Warrants that were tendered for exchange for Exchange Warrants were cancelled.

     The Company claims an exemption from registration of the offer and sale of the Exchange Warrants pursuant to Section 3(a)(9) of the Securities Act of 1933 as a security exchanged by the issuer with existing security holders exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

     Each of the Exchange Warrants has an exercise price of $2.75 and, by its terms, will expire on December 31, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

           Exhibit                     Description

              4 Warrant Agreement dated as of July 22, 2005 between the Registrant and American Stock Transfer & Trust Company, as warrant agent, together with the form of 2005 Redeemable Common Stock Purchase
                         Warrants - Series A (incorporated by
                         reference to Exhibit 4 to
                         Registrant's Quarterly Report on Form
                         10-QSB for the quarter ended June 30,
                         2005 (File No. 001-16133)).


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DELCATH SYSTEMS, INC.



                                           By:  /s/ M. S. KOLY
                                              -----------------------------
                                                M. S. Koly
                                                President and Chief Executive
                                                Officer


Date: September 14, 2005


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                                 EXHIBIT INDEX

           Exhibit                     Description

              4 Warrant Agreement dated as of July 22, 2005 between the Registrant and American Stock Transfer & Trust Company, as warrant agent, together with the form of 2005 Redeemable Common Stock Purchase
                         Warrants - Series A (incorporated by
                         reference to Exhibit 4 to
                         Registrant's Quarterly Report on Form
                         10-QSB for the quarter ended June 30,
                         2005 (File No. 001-16133)).